Exhibit 10.19



                                OFFICE LEASE
                                ------------

                           200 WEST ADAMS STREET
                           ---------------------
                              CHICAGO, ILLINOIS
                              -----------------

    THIS AGREEMENT OF OFFICE LEASE is made as of the 8th day of
                                                     ---
December, 1995 (hereinafter referred to as the "Lease") between ADAMS FAMILY, L.L.C., a Delaware limited liability company, beneficiary of Cole Taylor Bank, not personally, but solely as Trustee under Trust Agreement dated June 26, 1995 and known as Trust No. 95-6300 (hereinafter referred to as "Landlord"), and ADVANCED HEALTH CORPORATION, a Delaware corporation whose present address is 560 White Plains Road, 2nd Floor, Tarrytown, New York 10591 (hereinafter referred to as "Tenant").

                                WITNESSETH:
                                ----------

    Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the premises (hereinafter referred to as the "Premises") containing approximately 10,742 square feet of rentable area on the 10th floor, and, as of the date of this Lease, currently known as Suite 1000, and designated on the plan attached hereto as Exhibit "A" in the building known as 200 West Adams Street, Chicago, Illinois (hereinafter referred to as the "Building") located on land (hereinafter referred to as the "Land" and the Building and the Land are sometimes hereinafter together called the "Property"), subject to the covenants, terms, provisions and conditions of this Lease.

    In consideration thereof, Landlord and Tenant covenant and agree as follows:

    1.    Term.     The term of this Lease (the "Term") shall commence on
          ----
April 1, 1996 (the "Commencement Date") and, unless sooner terminated as provided herein, shall end, absolutely and without the need for notice from either party to the other, on March 31, 2001 (the "Termination Date"). From and after the date upon which Landlord substantially completes the Phase II Work (as defined in the Work Letter attached hereto as Exhibit B), Tenant shall have the right to take possession of and occupy the Premises, subject to all of the terms of this Lease, except that Tenant shall not be required to pay "rent" (as hereinafter defined) until the Commencement Date. Notwithstanding the foregoing, if the Phase II Work is not substantially completed before January 8, 1996 and if such delay is not caused in whole or in part by Tenant, the Commencement Date shall be the date which is ninety (90) days after substantial completion of the Phase II

Work and the Term shall expire on the date which is five (5) years after the Commencement Date (as so extended). If the Phase II Work is not substantially completed before January 8, 1996 and if such delay is caused in whole or in part by Tenant, the Commencement Date shall be the date which is ninety (90) days (less the number of days of delay attributable to or caused by Tenant) after substantial completion of the Phase II Work and the Term shall expire on the date which is five (5) years after the Commencement Date (as so extended).

      2.    Base Rent.  Tenant shall pay Base Rent to Landlord as
            ---------
follows:

                                        Payable in Monthly
Dates                                    Installment of
- -----                                  --------------------

4/1/96 - 4/30/96                         $134,946.36
5/1/96 - 12/31/96                                -0-
1/1/97 - 3/31/97                          $14,994.04
4/1/97 - 3/31/98                          $15,441.63
4/1/98 - 3/31/99                          $15,889.21
4/1/99 - 3/31/2000                        $16,336.79
4/1/2000 - 3/31/2001                      $16,784.38

    The foregoing dates shall be extended if the Commencement Date is extended pursuant to the provisions of Section 1 above. Base Rent shall be paid in advance on or before the first day of each calendar month during the Term; provided, however that Base Rent for the first (1st) month of the Term shall be paid as follows: (a) $84,946.36 shall be paid upon execution hereof by Tenant; and (b) $50,000.00 shall be paid on the later of (i) March l, 1996, and (ii) the date of substantial completion of the Phase II Work. If the Commencement Date is other than on the first day of a month or ends other than on the last day of a month, the Base Rent for such month shall be prorated. Within seven (7) days after substantial completion of the Phase II Work, and provided Tenant has taken full occupancy of the Premises and no Default exists hereunder, Landlord shall pay to Tenant a moving allowance in the amount of $26,855.00.

           3. Improvement and Fixturing of Premises.
              -------------------------------------

              (a)   Landlord's Work.    Landlord shall construct the
                    ---------------
Premises for Tenant's use and occupancy in accordance with plans and specifications prepared by Landlord or Landlord's architect, incorporating in such construction all items of the Work described in Exhibit "B" (the "Work Letter"). Landlord shall contribute, in accordance with the terms of the Work Letter, an amount equal to

$14.46 per square foot of rentable space in the Premises (the "Allowance") towards the cost of the Work. Tenant shall pay all Excess Costs of the Work, as defined in the Work Letter, in accordance with the terms of the Work Letter. In the event of a conflict between the provisions of the Work Letter and the provisions of this Section 3, the provisions of the Work Letter shall control.

              (b) Access; Acceptance of Work. Subject to the terms of the
                  --------------------------
Work Letter, Landlord shall afford Tenant and its employees, agents and contractors access to the Premises at reasonable times prior to the commencement of the Term and at Tenant's sole risk and expense, for the purposes of inspecting and verifying Landlord's performance of the Work. Tenant shall advise Landlord promptly of any objection to the performance of such work.

              (c) Delivery of Possession. Subject to the provisions of
                  ----------------------
Section 3(d) below, if Landlord shall, for any reason, fail to make available to Tenant possession of the Premises on or before the scheduled Commencement Date or any other date, Landlord shall not be subject to any liability for such failure. Under such circumstances, Tenant's obligations to pay the Base Rent, the Tax Adjustment and the Operating Expense Adjustment shall not commence until Landlord makes possession available; and such failure to make available to Tenant possession of the Premises on or before the scheduled Commencement Date or any other date, shall not in any other way affect the validity of this Lease, or the Term, or the obligations of Tenant hereunder, nor shall such failure be construed in any way to extend the Term. Such deferral of rent shall be Tenant's sole and exclusive right and remedy with respect to any such failure. There shall be no deferral of rent, however, if any such failure is caused in whole or part by a delay in taking occupancy caused by Tenant.

              (d) Delay in Possession. Notwithstanding the provisions of
                  -------------------
Section 3(c) above, and in addition to the extension of the Commencement Date pursuant to the provisions of Section I, if Landlord shall, for any reason, fail to substantially complete the Phase II Work on or before January 8, 1996, and such failure is not caused in whole or in part by Tenant or by an event or circumstance beyond the control of Landlord, then Tenant shall be entitled to an abatement of Base Rent for each day until the Phase II Work is substantially completed as follows: (i) from January 15, 1996 through January 31, 1996, one (1) day of Base Rent abatement until the Phase II Work is substantially completed; and (ii) from February 1, 1996 through April 15, 1996, two (2) days of Base Rent abatement until the Phase II Work is substantially completed. Tenant shall not be entitled to any abatement of Base Rent or any other rent pursuant to this Section 3(d) for any period of time after April 15, 1996. If the Phase II Work is not substantially completed by April 15, 1996, Tenant may thereafter terminate this Lease by written notice to Landlord. For purposes of this Section 3(d), the per diem amount of Base Rent shall be equal to $499.80.

    4.    Additional Rent. In addition to paying the Base Rent specified in
          ---------------
Paragraph 2 hereof, Tenant shall pay as "additional rent" the amounts determined as hereinafter set forth in this Paragraph 4, any and all other sums, expenses and charges due or payable by Tenant under this Lease, and any and all costs, expenses and attorneys' fees incurred by Landlord in collecting any and all Base Rent, amounts due pursuant to this Paragraph 4, and such other sums, expenses, charges, or in enforcing any of Tenant's obligations under this Lease. The Base Rent and such additional rent are sometimes herein collectively referred to as "rent". All amounts due under this Lease as additional rent shall be payable in the same manner and at the same place as the Base Rent.

          (a) Definitions. As used in this Paragraph 4, the
              -----------
terms:

              (i) "Base Year" shall mean the calendar year 1996.

              (ii) "Calendar Year" shall mean each calendar year in which any part of the Term falls, through and including the year in which the Term expires.

              (iii) Intentionally Deleted.

              (iv) "Tenant's Proportionate Share" shall mean 1.623%.

              (v) "Taxes" shall mean all real estate taxes and assessments (general, extraordinary, special or otherwise) transit taxes, water and sewer rents, taxes based upon the receipt of rent, including gross receipts or sales taxes, or similar impositions and expenses, levied or assessed upon or with respect to the Land and/or Building and ad valorem taxes for any personal property used in connection therewith and all taxes levied or assessed upon or with respect to the leasing, use or occupancy of the Property or any part thereof or the rents or receipts paid or payable to Landlord therefrom (including, without limitation, any general gross receipts tax and any income tax levied or assessed especially with respect to real property or any type of real property which includes the Property), which Landlord shall become obligated to pay with respect to the Property during any Calendar Year, any portion of which occurs during the Term (without regard to any different fiscal year by the respective governmental or municipal authority).
Should the State of Illinois, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Property, impose a tax, assessment, charge or fee, which Landlord shall be required to pay, wholly or partially in substitution for or in addition to any of the above Taxes, all such taxes, assessments, fees or charges shall be deemed to constitute Taxes hereunder, but only to the extent such taxes, assessments, fees or charges are in lieu of Taxes. "Taxes" shall include all reasonable and customary fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in any year subsequent to the Base Year in seeking to obtain a reduction of, or a limit on, any increase in any Taxes (regardless of whether any reduction or limitation is obtained) in excess of the aggregate amount of such fees and costs incurred by Landlord in the Base Year for such purposes. "Taxes" shall not include any taxes included in Operating Expenses.

             (vi) "Operating Expenses" shall mean all expenses, costs and disbursements (other than Taxes) of every kind and nature (determined for the applicable Calendar Year on an accrual basis) paid or incurred by or on behalf of Landlord in connection with the ownership, management, operation, maintenance and repair of the Land and Building, except the following:

                   (A) Taxes (as such term is defined in the Lease);

                   (B) Costs of initial improvements and decorating to, or alterations of, any tenant's premises or of Landlord's management office in the Building;

                   (C) Principal or interest payments on loans and ground lease payments, if any, and any other costs relating to the closing, performance or servicing thereof;

                   (D) Costs of repairs, alterations or replacements caused by casualty losses to the extent insurance proceeds are collected and received by Landlord;

                   (E) Costs of repairs, alterations or replacements caused by the exercise of the rights of eminent domain to the extent Landlord, Landlord's mortgagee or ground lessor receives net condemnation proceeds therefor;

                   (F) Costs of any special services or supplies rendered to or costs reimbursable by any tenants which are not, without additional charge, generally rendered or supplied to office tenants in the Building and other costs billed directly to tenants;

                   (G) Costs and expenses incurred in connection with marketing, promoting and leasing space in the Building including without limitation, legal fees for the preparation of leases, tenant allowances, space planning fees, architectural and engineering fees, leasing commissions and advertising and promotional expenses, and personnel costs incurred with regard to leasing the Building, or portions thereof;

                   (H) Legal fees and court costs unless expressly included hereunder;

                   (I) Personnel expense relating to any employee above the grade of general manager;

                   (J) Any costs, including any management fee, paid to affiliates of Landlord or Landlord's management agent which are in excess of customary market amounts;

                   (K) Costs, other than costs of providing services comparable to those provided to office tenants of the Building, of providing any special or additional services to, or of operating, any or food service facility;

                   (L) Costs of installation, operating and maintenance of any master telephone switch or telephone system for the Building or the Center;

                   (M) Costs, including without limitation interest and fines, arising by reason of the non-payment of any taxes or assessments or the knowing violation by Landlord of any contract or other legal requirement applicable to the Building;

                   (N) Costs of acquiring, installing and replacing paintings, sculpture and other artwork within, on, or outside of the Building but Operating Expenses shall include the cost of maintaining and insuring such artwork;

                   (0) Land trust fees;

                   (P) Except as specifically allowed hereunder, depreciation or amortization of any improvements; and

                   (Q) Costs of capital improvements, except that Operating Expenses shall include the cost as amortized over such number of years as Landlord may reasonably determine, with interest at the rate equal to the greater of 10% per annum or 2% over the Prime Rate in effect from time to time as announced by The First National Bank of Chicago, on the unamortized amount, of any capital improvements made or installed after the Base Year which, (1) in Landlord's reasonable opinion, will have the effect of reducing any component cost included within Operating Expenses (but only to the extent that Operating Expenses are reduced as a result of such capital improvements as determined by Landlord), (2) are made or installed to keep the Property in compliance with all governmental rules and regulations applicable from time to time thereto, and (3) under generally applied real estate accounting practices may be expensed or treated as deferred expenses (and the amortization and interest so determined for each Calendar Year shall be included in Operating Expenses for that Calendar Year).

          (b) Expense Adjustment.
              ------------------

              (i) Tenant shall pay as additional rent for each Calendar Year, that amount ("Expense Adjustment Amount") which is Tenant's Proportionate Share of the amount by which the Operating Expenses incurred with respect to such Calendar Year exceed the amount thereof incurred with respect to the Base Year; provided, however, that in determining the amount of Operating Expenses for each Calendar Year subsequent to the Base Year, if less than 95% of the Rentable Area of the Building shall have been occupied at any time during such Calendar Year, Operating Expenses shall be deemed for such Calendar Year to be in the amount reasonably determined by Landlord to be equal to that amount of like expenses which vary in accordance with the use and occupancy of the Building and which normally would be expected to be incurred had such occupancy been 95% throughout such Calendar Year.

              (ii) The Expense Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments, payable in advance on the first day of each calendar month during the course of such year, in amounts estimated from time to time by Landlord and communicated by written notice to Tenant. Landlord shall cause to be kept books and records showing Operating Expenses in accordance with generally-accepted accounting principles. Following the close of each Calendar Year, Landlord shall cause the amount of the Expense Adjustment Amount for such Calendar Year to be computed based on Operating Expenses for such Calendar Year, and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceed the actual Expense Adjustment Amount due from Tenant for such Calendar Year, then, at Landlord's option, such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder. Tenant's obligations to pay the Expense Adjustment Amount and Landlord's obligations to refund any excess amount shall survive the expiration or earlier termination of this Lease.

         (c) Adjustment for Services not Rendered by Landlord. If Landlord
             ------------------------------------------------
is not furnishing any particular work or service (the cost of which, if furnished by Landlord would be included in Operating Expenses) to a tenant who has undertaken to itself to perform or obtain such work or service in lieu of the furnishing thereof by Landlord, Operating Expenses shall be deemed for purposes of this Paragraph 4 to be increased by an amount equal to the additional Operating Expenses, as reasonably determined by Landlord, which would have been incurred during such period if Landlord had at its own expense furnished such work or service to such tenant; provided, however, that with respect to any such work or service, Landlord shall not collect from Tenant more than Tenant's Proportionate Share of the amount actually paid by Landlord for such work or service.

         (d) Tax Adjustment.    Tenant shall pay as additional rent, in
             --------------
addition to the Base Rent required by Paragraph 2 hereof, an amount ("Tax Adjustment Amount") equal to Tenant's Proportionate Share of the amount by which the Taxes with respect to each Calendar Year exceeds the Taxes with respect to the Base Year. The Tax Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments, payable in advance on the first day of each calendar month during the course of such year in amounts estimated from time to time by Landlord and communicated by written notice to Tenant. Following the close of each Calendar Year, Landlord shall cause the amount of the Tax Adjustment Amount for such Calendar Year to be computed based on Taxes for such Calendar Year and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency as shown by such statement to Landlord within 30 days after receipt of such statement. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual Tax Adjustment Amount due from Tenant for such Calendar Year, then, at Landlord's option such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder. The amount of any refund of Taxes received by Landlord during the calendar year in which the Term expires shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment required to be paid during such year as if the Landlord had elected to have such special assessment paid over the maximum period of time permitted by law; if the authority to whom such assessment is to be paid shall not permit such assessment to be paid in installments, the amount of such assessment shall be treated as being amortized over such number of calendar years, beginning with the Calendar Year in which the assessment is payable, as Landlord shall reasonably determine, with interest at a rate equal to the greater of 10% per annum or 2% over the Prime Rate in effect from time to time as announced by The First National Bank of Chicago, on the unamortized amount, and such amortization and interest for each Calendar Year shall be included in Taxes for that Calendar Year.

         (e) Partial Year. If only part of any Calendar Year shall fall
             ------------
within the Term, the amounts computed as additional rent, with respect to such Calendar Year under the foregoing provisions of this Paragraph 4 shall be prorated in proportion to the portion of such Calendar Year falling within the Term, but the expiration or termination of this Lease prior to the end of such Calendar Year shall not impair the Tenant's obligation hereunder to pay such prorated portion of such additional rent with respect to that portion of such year falling within the Term, and such obligation shall survive the expiration or termination of this Lease.

         (f) Disputes. Landlord shall use reasonable efforts to deliver to
             --------
Tenant a statement of Operating Expenses and Taxes within ninety (90) days after the end of each calendar year but in no event shall such statement be delivered later than one hundred twenty (120) days after the end of each calendar year. Each such annual statement shall be prepared by a certified public accountant selected by Landlord and certified by an officer of Landlord. Any statement furnished to Tenant by Landlord under the provisions of this Paragraph 4 shall constitute a final determination as between Landlord and Tenant as to the rent set forth therein due from Tenant for the period represented thereby, unless Tenant, within sixty (60) days after such statement is furnished, shall give a notice to Landlord that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending resolution of such dispute, Tenant shall pay all disputed amounts in accordance with the statement furnished by Landlord. Landlord agrees, upon prior written request, during normal business hours to make available for Tenant's inspection, at Landlord's offices, Landlord's books and records which are relevant to any items in dispute and Tenant shall pay all costs and expenses incurred by Landlord in connection with such dispute unless an independent audit discloses that Operating Expenses and Taxes were overstated by more than 4%. If an audit discloses that Operating Expenses and Taxes were overstated by more than 4%, Landlord shall pay the cost of such audit together with all costs and expenses incurred by Tenant in connection with such dispute. Any such audit will be performed by a firm of certified public accountants with a national or regional reputation or practice selected by Landlord or by such other firm which is mutually agreed upon by Landlord and Tenant.

         (g) Place of Payment. Tenant shall, without any demand therefor
             ----------------
and without setoff, reduction or recoupment, pay, to Landlord's agent, Amerimar Adams Management Co., Inc. at 200 West Adams Street, Suite 1201, Chicago, Illinois 60606 Attention: Building Manager ("Agent") or to such other person and/or at such other place as Landlord may from time to time direct by notice given to Tenant, the Base Rent as well as all other sums which may become due by Tenant under this Lease. All such other sums shall be payable as additional rent. All checks shall be made payable to ADAMS FAMILY, L.L.C. Tenant hereby covenants and acknowledges that Tenant's obligation to pay Base Rent and all additional rent pursuant to this Paragraph 4 is independent of each and every of Landlord's covenants and agreements contained in this Lease.

         (h) Delay in Computation. Delay in computation of the Expense
             --------------------
Adjustment Amount, or Tax Adjustment Amount shall not be deemed a default hereunder or a waiver of Landlord's right to collect any of such amounts.

         (i) No Credit. Tenant shall not be entitled to any rebate or
             ---------
credit in the event either Taxes or Operating Expenses for any Calendar Year is lower than the Base Year.

    5.    Use of Premises.  Tenant shall use and occupy the Premises
          ---------------
solely for general office purposes and for any other use expressly permitted by Landlord, and for no other purpose. The maximum permitted occupancy of the Premises is one person for each 200 rentable square feet of the Premises.

    6.    Condition of Premises. The Tenant's taking possession of the
          ---------------------
Premises or any portion thereof shall be conclusive evidence that the Premises or any such portion was in good order and satisfactory condition when the Tenant took possession and that the Work has been completed in accordance with the terms and conditions of the Work Letter. At the expiration or other termination of this Lease or of Tenant's right of possession, Tenant shall leave the Premises, and during the Term will keep the same, in good order and condition, ordinary wear and tear, damage by fire or other casualty (which fire or other casualty has not occurred through the negligence of Tenant or those claiming under Tenant or their employees or invitees respectively) alone excepted; and for that purpose, Tenant shall make all necessary repairs and replacements. Tenant shall give Landlord prompt notice of any damage to or accident upon the Premises and of any breakage or defects in the window glass, wires or plumbing, heating, ventilating or cooling or electrical apparatus or systems on or serving the Premises. Subject to the provisions of the Work Letter, Tenant shall at the expiration or termination of this Lease or of Tenant's right of possession, remove from the Premises all furniture, trade fixtures, office equipment and all other items of Tenant's property so that Landlord may again have and repossess the Premises. Tenant shall comply with all laws, rules, orders, ordinances and regulations at any time issued or in force by any lawful authority, applicable to Tenant or any other occupant of the Premises, or to the Premises, or to the use or occupancy of the Premises; provided, Tenant shall not be required to make any changes to the Premises required by laws of general applicability to occupied office buildings and which are not required by Tenant's specific use of the Premises. Tenant shall repair, at or before expiration or termination of this Lease or of Tenant's right of possession, all damage done to the Premises or any other part of the Building by installation or removal of furniture and property by Tenant or any subtenant or any agent, employee or invitee of Tenant or any subtenant. Tenant shall, upon demand, pay to Landlord the amount of any damages suffered or incurred by Landlord as a result of any injury to any part of the Property other than the Premises, done by Tenant or any subtenant or any agent, employee or invitee of Tenant or any subtenant. Tenant shall not do or commit, or suffer or permit to be done or committed, any act or thing as a result of which any policy of insurance of any kind on or in connection with the Property shall become void or suspended, or any insurance risk on or in connection with the Building or any other portion of the Property shall (in the opinion of the insurer or any insurance organization) be rendered more hazardous; without limitation of all other rights and remedies of Landlord, Tenant shall pay as additional rent the amount of any increase of premiums for such insurance, resulting from any breach of this provision.

    7.    Services.
          --------



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



         (a) List of Services.  Landlord shall provide the following
             ----------------
services, and no others, on all days during the Term, except Sundays and holidays, unless otherwise stated:

                   (i) Landlord shall provide heating between October 1 and April 30, and air conditioning between May 1 and September 30, when necessary for normal comfort in the Premises at levels similar to other first class office buildings in downtown Chicago, Illinois (but Landlord shall not be required to provide heating or air conditioning to any extent in excess of that which is within the parameters of any federal, state or local requirements or recommendations which may be applicable or with which Landlord in good faith may decide to comply) from Monday through Friday, during the period from 8 a.m. to 6 p.m. and on Saturday during the period from 8 a.m. to 1 p.m., holidays excepted. Tenant, within ten days after its receipt of each bill therefor, will pay for all heating and air conditioning requested and furnished at other times or required due to heat producing equipment, or equipment requiring a controlled climate, installed by or for Tenant, at rates to be established from time to time by Landlord. "Holidays" means: Thanksgiving Day, Christmas Day, New Year's Day, Memorial Day, Independence Day, Labor Day and any other day recognized as a holiday by the service unions representing workers providing services to the Building or customarily designated as a holiday by landlords operating first-class office buildings in the downtown area of the City of Chicago. The current cost of after-hours or excess HVAC service is $90.00 and is subject to increase from time to time by Landlord.

                   (ii) Subject to subparagraph 7(b) hereof, Landlord shall provide to the Premises (but Tenant shall pay for) 400 amperes of electrical energy as part of the Work for standard building lighting fixtures provided by Landlord and for the operation of desk-top portable office equipment, provided that (A) the connected electrical load of such equipment does not exceed an average of one watt per square foot of the Premises and (B) the electricity so furnished for equipment uses will be at a nominal 120 volts and no electrical circuit for the supply of such use need have a current capacity exceeding 20 amperes. If Tenant's requirements for electricity are in excess of those set forth in the preceding sentence, and if, in Landlord's sole judgment, Landlord's facilities are inadequate for such additional requirements and if electrical energy for such additional requirements is available to Landlord, Landlord upon written request and at the sole cost and expense of Tenant will furnish and install, or, at Landlord's sole discretion, permit Tenant to furnish and install, such additional wires, risers, conduits, feeders and switchboards as reasonably may be required to supply such additional requirements of Tenant provided (1) that the same shall be permitted by applicable laws and insurance regulations (2) that, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, (3) that, in Landlord's sole judgment, the same will not in any way diminish or adversely affect the electricity which Landlord deems should remain available for other tenants, and (4) that Tenant, at Tenant's expense, shall, concurrently with the making of such written request, execute and deliver to Landlord, Tenant's written undertaking, in form and substance satisfactory to Landlord, obligating Tenant to fully and promptly pay the entire cost and expense of so furnishing and installing any additional wires, risers, conduits, feeders and/or switchboards. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures, and shall reimburse Landlord therefor within 15 days of Landlord's submission of each bill therefor.

              (iii) City water from the regular Building outlets for drinking, lavatory and toilet purposes.

              (iv) Janitorial services Monday through Friday in and about the Premises (except holidays) in accordance with the specifications attached hereto as Exhibit D. If any material use made of the Premises after 6 p.m. shall by reason of work force scheduling or security, overtime, union rules, general security or otherwise cause any increase in Landlord's cost for providing janitorial services, Tenant shall, as additional rent, pay all bills for reimbursement of Landlord for such increase, within 10 days after Tenant's receipt of such bill.

              (v) Automatic passenger elevator service at all times for authorized building personnel.

          (b) Billing for Electricity.   Tenant's use of electric
              -----------------------
service shall be separately metered and Tenant shall pay the costs of all electricity used in the Premises directly to the utility company providing the same.

          (c) Interruption of Services.  Tenant agrees that Landlord shall
              ------------------------
not be liable for damages (by abatement of rent or otherwise) for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, renewals, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease. Notwithstanding the foregoing, if the entire Premises cannot be used, and is not used for the normal conduct of Tenant's business, as a result of the inability to obtain any service or utility and such condition continues for a period of (i) three (3) consecutive business days due to causes within the reasonable control of Landlord, or (ii) twenty one (21) consecutive days due to causes not within Landlord's reasonable control, then Base Rent shall abate beginning as of the date such service or utility was interrupted and continuing until such service or utility is restored. If the entire Premises cannot be used for ninety
(90) consecutive days for the normal conduct of Tenant's business as a result of inability to obtain any service or utility, then Tenant shall thereafter have the right to terminate this Lease upon written notice of such election to Landlord.

     8.    Alterations.
           -----------

          (a) Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. Notwithstanding the foregoing, if Tenant's proposed alterations (i) do not affect any systems or structural components of the Building and (ii) are not visible from the exterior of the Premises, Landlord will not unreasonably withhold its consent to Tenant's proposed alterations. If Landlord consents to any alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, Landlord's approval of the contractors to perform the work, contractor's lien waivers, insurance against liabilities which may arise out of such work, plans, specifications and permits necessary for such work and as-built drawings upon completion of such work. All work done by Tenant or its contractors pursuant to and in accordance with this Paragraph 8, or otherwise shall be done in a first-class workmanlike manner, using only good grades of materials and without disturbing other tenants, shall be done in compliance with all insurance requirements and all applicable laws or ordinances and rules and regulations of governmental departments or agencies and shall be done by responsible contractors and subcontractors approved by Landlord in advance whose engagement will not in Landlord's reasonable opinion, and in fact does not, result in any labor dispute at the Building, whether in connection with any construction at the Building, the operation of the Building or otherwise.

         (b) All alterations, additions or improvements made by Tenant and all fixtures attached to the Premises shall become the property of Landlord and remain at the Premises or, at Landlord's option (which option shall be exercised at the time Tenant requests Landlord's approval of Tenant's proposed alterations to the Premises), any or all of the foregoing shall be removed at the cost of Tenant before the expiration or sooner termination of this Lease and in such event Tenant shall repair all damage to the Premises caused by the installation and/or removal thereof. Tenant shall not permit or suffer any signs, advertisements or notices to be displayed, inscribed upon or affixed on any part of the outside or inside of the Premises, or in the Building, except on the directory board to be provided by Landlord and on the entrance doors of the Premises, provided, however, that Tenant shall not display, inscribe or affix any sign on such directory board or on the entrance doors of the Premises without, in each instance, obtaining the prior written approval from Landlord as to the size, color and style of such sign. Landlord shall have the right to remove unauthorized signs at Tenant's expense.

         (c) Notwithstanding the foregoing provisions of Section 8, Tenant shall not be required to remove any portion of the Work.

    9.    Liens.    Tenant shall not permit there to be filed against the
          -----
Property or Landlord's interest therein or any part of either, and shall forthwith remove or have removed, any mechanics', or materialmen's or other lien, or claim thereof, filed by reason of work, labor, services or materials provided for or at the request of Tenant (other than work, labor, services or materials provided by the Landlord) or any subtenant or occupant or for any contractor or subcontractor employed by Tenant or any subtenant or occupant, and shall exonerate, protect, defend and hold free and harmless Landlord against and from any and all such claims or liens. Without limitation of the foregoing, if any such claim or lien be filed, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due in the claim or lien or by procuring the discharge of such lien or claim by deposit or by bonding proceedings, and in any such event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of such lien by the claimant or lienor and to pay the amount of any judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses, including, without limitation, reasonable attorneys' fees, in connection therewith, together with interest thereon at the Lease Interest Rate (hereinafter defined) from the respective dates of Landlord's making of the payments and incurring of the costs and expenses, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

     10. Insurance and Waiver of Subrogation.
         -----------------------------------

         (a) During the Term, Tenant at its sole cost shall maintain, with responsible insurance companies reasonably acceptable to Landlord and qualified to do business in the State of Illinois, general comprehensive public liability insurance with the broad form commercial liability endorsement including contractual liability insurance covering Tenant's indemnity obligations hereunder, insuring against claims for personal injury (including death) and property damage, with respect to Tenant's activities and property in, on and about the Premises, and with respect to occurrences arising out of or related to this Lease and/or Tenant's use or occupancy of the Premises and the Property and the activities therein, thereon and thereabout of Tenant and any subtenants and their respective servants, employees, agents, invitees and licensees, with coverage on an occurrence basis in all cases of not less than a combined single limit of $1,000,000 per occurrence. Landlord, Landlord's beneficiary ("Beneficiary") (if at any time Landlord is a trustee under a land trust), Amerimar Adams Management Company, Inc. ("Manager"), or any other manager of the Building, any Mortgagee (as hereinafter defined) and, if Landlord requires, Landlord's architect or contractor who may perform services or work in, on, about or in connection with the Premises, and the respective agents, partners and employees of the foregoing, all as their interests may appear, shall be designated named insured in the policies for such insurance. Said policies shall contain endorsements providing that the naming of more than one insured shall not operate to limit or void the coverage of any named insured relating to claims by another named insured. Tenant shall, prior to the commencement of the Term, and at least 30 days prior to the expiration date of each policy which Tenant is required by this Lease to maintain, furnish to Landlord certificates evidencing the coverage required hereinabove in this Paragraph and the renewal thereof, which certificates shall state that such insurance coverage may not be materially changed or canceled without at least twenty (20) days prior written notice to Landlord. The aforesaid amount of required insurance coverage shall, from time to time, be increased, effective upon the 60th day after Landlord shall have given Tenant notice specifying the new amount, to be that amount which bears the same ratio to

$1,000,000 as the Consumer Price Index (hereinabove defined) for the calendar month next preceding the date of such notice bears to the Consumer Price Index for the last month of the Measurement Year (hereinabove defined). Such notice shall not be given sooner than the fifth anniversary of the date of this Lease, nor more frequently than once every five years. During the Term, Tenant, at its sole cost, shall maintain "all risk" physical damage insurance including fire, sprinkler, leakage, vandalism and extended coverage for the full replacement cost of all additions, improvements and alterations to the Premises and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises.

         (b) Tenant shall not do or commit, or suffer or permit to be done or committed, any act or thing as a result of which any policy of insurance of any kind on or in connection with the Property shall become void or suspended, or any insurance risk on or in connection with the Building or any other portion of the Property shall (in the opinion of the insuring companies or any insurance organization) be rendered more hazardous. Tenant shall pay as additional rent the amount of any increase of premiums for such insurance, resulting from any breach of this covenant. Tenant may contest any such increase in insurance premiums and if Tenant is successful in procuring a refund of insurance premiums the amount of such refund shall be paid by Landlord to Tenant.

         (c) As used in this Paragraph 10(c) and in Paragraph 12 hereof only, "Landlord" shall mean Landlord, Beneficiary (if Landlord is a trustee under a land trust), Manager, any other manager of the Building, any Mortgagee, and the respective partners, shareholders, agents, employees, officers and directors of the foregoing. Notwithstanding anything herein to the contrary, and to the extent permitted by law, Tenant hereby releases Landlord from any and all liability for any loss or damage which may be inflicted upon the property of Tenant, notwithstanding that such loss or damage shall have arisen out of the gross negligence of Landlord. The policies of insurance which Tenant is required to maintain under this Lease shall contain a clause to the effect that such release shall not affect said policy or the right of the insured to recover thereunder and that the insurer waives all rights of subrogation which such insurer may have against Landlord. Whenever (i) any loss, costs, damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease or anyone claiming by, through, or under it in connection with the Premises or the Building, and
(ii) that party is then either covered in whole or in pare by insurance with respect to the loss, cost, damage, or expense or required under this Lease to be so insured, then the party so insured (or so required) hereby releases the other party from any liability the other party may have on account of such loss, cost, damage, or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered, had insurance been carried as so required) and waives any right of subrogation which might otherwise exist in or accrue to any person on account of the casualty.

     11. Fire or Casualty.
         ----------------

         (a) If the Premises or the Building (including machinery or equipment used in the operation of the Building) shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises (in the case of the Premises, substantial shall mean 20% or more of the area of the Premises) or Building untenantable, then Landlord shall repair and restore the Premises (including tenant finishes and/or build-outs as shown on the Plans) or the core and shell of the Building with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. If any such damage renders all or a substantial portion of the Premises or Building untenantable, Landlord shall, within sixty (60) days after the occurrence of such damage, give written notice to Tenant of
(i) whether Landlord intends to rebuild the Building and Premises and (ii) if Landlord intends to rebuild, the estimated date of completion of such rebuilding. If Landlord (x) does not deliver the aforedescribed notice within sixty (60) days after the damage, or (y) such written notice discloses that Landlord does not intend to rebuild the Premises or the Building, or (z) discloses that Landlord's estimate of the time to complete the building is greater than one hundred fifty (150 days after the date the aforedescribed notice is delivered to Tenant, then (1) in the case of sub-section (y) being applicable, this Lease shall be deemed terminated as of the date of the casualty, and (2) in the case of either (x) or (z) being applicable, either Landlord or Tenant shall have the right to terminate this Lease (with appropriate prorations of rent being made for Tenant's possession subsequent to the date of such damage of those tenantable portions of the Premises) upon giving written notice to the other party within ten (10) days after the earlier of receipt of such notice or the expiration of such sixty (60) day period, whether or not it desires to terminate this Lease. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of such repairs and restoration. Rent, however, shall abate on those portions of the Premises as are, from time to time, untenantable as a result of such damage. Notwithstanding the foregoing, Tenant shall have the right to terminate the Lease on sixty (60) days notice if any casualty occurs during the last six (6) months of the Term.

         (b) Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Paragraph 11 to repair or restore any portion of any alterations, additions or improvements in the Premises or the decorations thereto except to the extent that such alterations, additions, improvements and decorations were provided by Landlord, at Landlord's cost, at the beginning of the Term.

    12. Waiver of Claims - Indemnification.   (a) To the extent not
        ----------------------------------
prohibited by law, Landlord shall not be liable for, and Landlord is hereby released by Tenant from all liability for, any damage either to person or property or resulting from the loss of use thereof sustained by Tenant or by other persons claiming through Tenant due to the Property or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening or any accident or event in, on or about the Property, or due to any act or neglect of any tenant or occupant of the Building or of any other person. This provision shall apply particularly, but not exclusively, to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures and windows, and shall apply without distinction as to the person (whether Landlord or other) whose act or neglect was responsible for the damage and whether or not such act or neglect occurred before, at or after the execution of this Lease, and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property of Tenant upon the Premises, or upon receiving and holding areas, or elsewhere in, on or about the Property, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions hereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord from and against all liability to third parties arising out of the acts of Tenant or any subtenant or the servants, agents, employees, contractors, suppliers, workmen and invitees of Tenant or any subtenant.

    Notwithstanding the provisions of Section 10(c) above, Tenant agrees to indemnify and save harmless (but only to the extent of the amount of Tenant's insurance), and upon request defend, Landlord against and from any and all claims by or on behalf of any person, arising out of or related to

            (i) Tenant's use or occupancy of the Premises or the conduct of its business, or any activity, work, or thing, permitted or suffered by Tenant, in, on or about the Premises or the Property,

            (ii) any occurrence, in, on or about the Premises,

            (iii) any breach or default on Tenant's part in the performance or observance of, or compliance with, any term, covenant or condition on Tenant's part to be performed pursuant to the terms of this Lease, or

            (iv) any act or negligence of Tenant or any subtenant, or any of their respective agents, contractors, servants, employees, invitees or licensees,

whether or not the fault or negligence of Landlord, or of the agents, contractors, servants, employees, invitees or licensees of Landlord (whether or not occurring before or after the execution of this Lease), contributed thereto or was the cause thereof, and from and against all costs, reasonable counsel fees, expenses, penalties, fines and liabilities which Landlord may suffer or incur in connection with any such claim and any action or proceeding brought with respect thereto. In the event that any action or proceeding shall be brought by reason of any such claim, against any party to be indemnified hereunder, Tenant covenants that Tenant, upon notice from such party and at Tenant's expense, shall resist and defend such action or proceeding by counsel reasonably satisfactory to such party. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the indemnity undertaking herein shall apply to the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge by Tenant of any Hazardous Material(as defined in Paragraph 28 below). All of Tenant's obligations under this Paragraph 12, and any and all sums due from Tenant hereunder shall survive the expiration or termination of this Lease.

    (b) Landlord covenants and agrees that it will protect, indemnify, defend and save and keep Tenant and Tenant's agents, employees, affiliates, licensees, invitees and servants (hereinafter collectively referred to as the "Tenant Indemnitees") forever harmless and indemnified against and from all loss, cost, damage or expense, including attorneys' fees, arising out of or from any accident or other occurrence on or about the Property (other than the Premises) except to the extent caused by the Tenant Indemnitees or any one claiming through or under them, causing injury to any person or property whomsoever or whatsoever.

Landlord's indemnification obligation hereunder (i) shall be limited to those losses, costs, damages and expenses incurred by the Tenant Indemnitees which are in excess of the limits of insurance policies required to be maintained by Tenant and (ii) shall in no event exceed the limits of any insurance policies carried by or on behalf of Landlord.

     13. Nonwaiver. No waiver of any provision of this Lease shall be
         ---------
implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. No receipt of moneys by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, suit or judgment.

    14. Condemnation.    In the event that the whole of the Premises shall
        ------------
be lawfully condemned or taken for a public or quasi-public use, this Lease shall terminate as of the date that possession is to be surrendered to the condemnor or taking authority. In the event of a partial condemnation of the Premises in which more than 1,000 square feet of space is condemned (and if the remaining portion of the Premises cannot be reconfigured to suit Tenant's needs), Tenant may terminate this Lease as of the date possession is to be surrendered to the taking authority; provided, however, that if Tenant elects to terminate this Lease in accordance with this sentence, then Landlord shall have the option of providing other space in the Building to Tenant (in accordance with the requirements of Section 26(h) below, provided such substitute space is ready for occupancy by Tenant as of the date the possession of the Premises is to be surrendered to the taking authority), in which event this Lease shall continue in full force and effect. In the event that there shall be a lawful condemnation or taking for any public or quasi-public use of any part of the Building, without there being condemned or taken all of the Premises, then, at the option of Landlord, exercisable by notice given to Tenant not later than 90 days after the date upon which Landlord receives notice of the taking or condemnation, this Lease shall terminate as of the date that possession of the Premises taken is required to be surrendered to the condemnor or taking authority. In the event of any such taking or condemnation, of all or any part of the Premises or of all or any part of the Property, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of such taking or condemnation; and all rights of Tenant to damages therefore are hereby assigned by Tenant to Landlord and Tenant shall have no claim against Landlord or the condemnor for the value of the unexpired term of this Lease. However, the foregoing provisions of this section shall not be construed to deprive Tenant of the right to claim and receive payment from the condemnor or taking authority for moving and related expenses as long as such claim or the payment thereof does not reduce the award which Landlord would otherwise be entitled to receive. In the event of any such taking or condemnation of part of the Premises, the Base Rent, the Tax Adjustment and the Operating Expense Adjustment shall be proportionately reduced from the date that possession is required to be surrendered to the condemnor or taking authority.

     15. Assignment And Subletting.
         -------------------------

    (a) Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, (i) assign, transfer, convey or mortgage this Lease or any interest hereunder; (ii) suffer to occur or permit to exist any assignment of this Lease, or any lien or charge upon Tenant's interest, involuntarily or by operation of law; (iii) sublet the Premises or any part thereof, or (iv) permit the use of the Premises or any part thereof by any parties other than Tenant and its employees. Any such action on the part of Tenant shall be void and of no effect. Landlord's consent to any assignment, subletting or transfer or Landlord's election to accept any assignee, subtenant or transferee as the tenant hereunder and to collect rent from such assignee, subtenant or transferee shall be at Landlord's sole and exclusive discretion and shall not release Tenant or any subsequent tenant from any covenant or obligation under this Lease. Landlord shall not be deemed to have unreasonably withheld its consent to any requested assignment or sub-letting if Landlord's consent is withheld because (1) there is Default under the Lease; (2) the Premises, including the means of ingress and egress thereto and the proposed use of the Premises will violate any city, state or federal law, ordinance or regulation, including, without limitation, any applicable building code or zoning ordinance; (3) the proposed use of the Premises does not conform with the use permitted under Section 5 of this Lease; (4) in the reasonable judgment of Landlord, the proposed sub-tenant or assignee does not have a tangible net worth sufficient to comply with or perform all of the obligations of Tenant under this Lease; (5) the proposed sub-tenant or assignee is of a character or is engaged in a business which would be detrimental to the reputation of the Building; (6) the proposed sub-tenant or assignee is a governmental agency; (7) the proposed use of the Premises is in conflict with any exclusive use rights of an other tenant in the Building; or (8) the proposed sub-tenant or assignee is a tenant in the Building; provided, however, that the foregoing are examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for withholding consent. Landlord's consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting, or transfer. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings, except as provided by law.

    (b) At least 30 days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a statement seeking Landlord's consent and containing the name and address of the proposed subtenant or assignee, the terms of the proposed sublease or assignment and such financial and other information with respect to the proposed subtenant as Landlord reasonably may request. Landlord shall indicate its consent or non-consent within 10 days of its receipt of said statement.

    (c) In addition to withholding its consent, if Tenant proposes to sub-lease more than 49% of the Premises or proposes to assign its interest under this Lease, Landlord shall have the additional right to terminate this Lease as to that portion of the Premises which Tenant seeks to assign or sublet, whether by requesting Landlord's consent thereto or otherwise. Landlord may exercise such right to terminate by giving written notice to Tenant at any time prior to Landlord's written consent to such assignment or sublease. In the event that Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of such portion of the Premises on the later of (i) the proposed date for possession by such assignee or subtenant, or

(ii) 90 days after the date of Landlord's notice of termination to TENANT.

    (d) In the event that Landlord fails to exercise its termination right and its right to withhold its consent as set forth in the preceding paragraph, and in the event that Landlord consents to any assignment or sublease of any portion of the Premises, as a condition of Landlord's consent, if Landlord so elects to consent, Tenant shall pay to Landlord 80% of all profit derived by Tenant from such assignment or sublease. Tenant shall furnish Landlord with a sworn statement, certified by an independent certified public accountant, setting forth in detail the computation of profit (which computation shall be based upon generally accepted accounting principles), and Landlord, or its representatives, shall have access to the books, records and papers of Tenant in relation thereto, and to make copies thereof. Any rent in excess of that paid by Tenant hereunder realized by reason of such assignment or sub-lease shall be deemed an item of such profit. If a part of the consideration for such assignment shall be payable other than in cash, the payment to Landlord shall be payable in accordance with the foregoing percentage of the cash and other non-cash considerations in such form as is satisfactory to Landlord. Such percentage of Tenant's profits shall be paid to Landlord promptly by Tenant upon Tenant's receipt from time to time of periodic payments from such assignee or subtenant or at such other earlier time as Tenant shall realize its profits from such assignment or sublease.

    (e) if Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

    (f) If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of more than forty nine percent (49%) of the outstanding stock as of the date of the execution and delivery of this Lease shall be deemed to be a transfer of this Lease for the purpose of Paragraph 15(a); provided, however, that any change in ownership of stock resulting from an offering of stock in the Tenant to the public, shall not be deemed to be a transfer of this Lease for purposes of Paragraph 15(a). If Tenant is a partnership, joint venture, or a limited liability company, any transaction or series of transactions (including, without limitation, any withdrawal or admittance of a partner, or a member, as the case may be, or any change in any partner's or member's interest, as the case may be, in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, shall be deemed to be a transfer of Tenant's interest under this Lease for the purposes of Paragraph 15(a). The term "control" as used in this Paragraph 15(f) means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant.

    (g) Notwithstanding anything to the contrary in this Section 15, including the provisions of the preceding paragraph, the original named Tenant hereunder may, so long as said original named Tenant remains primarily liable hereunder, assign this lease or sublet the Premises or any portion thereof upon prior notice to Landlord but without Landlord's consent to any of the following: (i) any corporation or other entity which controls or is controlled by or under the control of Tenant; (ii) any corporation resulting from a merger or consolidation with Tenant; or (iii) any corporation or other entity which acquires all or substantially all of the assets of Tenant as a going concern of the business that is being conducted on the Premises; provided that, in each case, the assignee has sufficient net worth immediately following such transaction or assignment to perform the obligations of the Tenant under this lease; and provided further that, in each case, any such assignee assumes in full the obligations of Tenant under this lease. Any such entity to which this lease is assigned or which so sublets is herein sometimes referred to as a "Tenant Affiliate". For purposes of clause (i) above, control of an entity shall mean the power (x) to vote more than 10% of the securities having ordinary voting power for the election of directors or, if applicable, more than ten percent (10%) of any other beneficial interests of such entity and
(ii) to direct or cause the direction of the management and policies of such entity whether by contract or otherwise.

    16. Holdover. If the Tenant or any person claiming through the Tenant
        --------
shall retain possession of the Premises or any part thereof after the expiration or earlier termination of the Term and if Landlord shall have consented to such continuation of possession, such possession shall be (unless the parties hereto shall otherwise have agreed in writing) deemed to be under a month-to-month tenancy which shall continue until either party shall notify the other in writing, at least 30 days prior to the end of any calendar month, that the party giving such notice elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate. Anything contained in the foregoing provisions of this paragraph to the contrary notwithstanding, the rental payable with respect to each such monthly period shall be equal to 150% of the per annum Base Rent applicable at the end of the Term and 100% of the Tax Adjustment Amount and of the Expense Adjustment Amount (both calculated in accordance with the provisions of Paragraph 4 hereof) which would have been payable had this Lease been renewed until the end of the calendar year which includes such month on the terms and conditions in effect immediately prior to the expiration or termination of the Term; and such month-to-month tenancy with Landlord's consent shall be upon the same terms and subject to the same conditions as those which are set forth in this Lease except as aforesaid. If Tenant or any person claiming through Tenant shall retain possession of the Premises or any part thereof, after the expiration or earlier termination of the term or of Tenant's right of possession, and if such retention shall be without Landlord's consent, Tenant shall pay Landlord
(a) for each month or portion thereof during which such possession continues, an amount equal to. the rental to be paid for each month pursuant to the foregoing provisions of this Paragraph when such possession is with Landlord's consent, plus all other sums which would have been payable hereunder had the term continued during such retention of possession and (b) all other damages sustained by Landlord, whether direct or consequential, by reason of such retention of possession. During any such retention of possession without Landlord's consent, all of Tenant's obligations with respect to the use, occupancy and maintenance of the Premises shall continue. The provisions of this Paragraph shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law or in equity and applicable to unlawful retention of possession or otherwise.

    17. Estoppel Certificate.       (a) Tenant shall from time to time,
        --------------------
within fifteen (15) days after Tenant's receipt of Landlord's request therefor, execute, enseal, acknowledge and deliver to Landlord, or as Landlord may direct, a written instrument in recordable form (a) certifying
(i) that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or, if there have been modifications, supplements or amendments thereto, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments) and that this Lease (as modified, supplemented or amended, as aforesaid) represents the entire agreement among Landlord and Tenant as to the Premises and the leasehold; (ii) the dates to which the Base Rent, additional rent and other charges arising hereunder have been paid, (iii) the amount of any prepaid rents or credits due to Tenant, if any; and (iv) that if applicable, Tenant has entered into occupancy of the Premises; (v) the date on which the Term shall have commenced and the corresponding expiration date; and (b) stating, to the best knowledge of Tenant, whether or not all conditions under the Lease to be performed by Landlord prior the date of such certificate have been satisfied and whether or not Landlord is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying, if any, each such unsatisfied condition and each such default; and (c) stating any other fact or certifying any other condition reasonably requested by Landlord or by any mortgagee or prospective mortgagee or purchaser of the Property or of any interest therein. In the event that Tenant shall fail to complete, execute and deliver any such instrument within fifteen (15) days after Landlord's request therefor, in addition to committing a default hereunder, Tenant shall be deemed to have irrevocably appoint Landlord or Beneficiary (if Landlord is a trustee of a land trust) as Tenant's attorney-in-fact to execute and deliver any such instrument or instruments in Tenant's name.

    (b) Landlord shall from time to time, within ten days after Landlord's receipt of Tenant's request therefor, execute, enseal, acknowledge and deliver to Tenant, or as Tenant may direct, a written instrument in recordable form (a) certifying (i) that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or, if there have been modifications, supplements or amendments thereto, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments) and that this Lease (as modified, supplemented or amended, as aforesaid) represents the entire agreement among Landlord and Tenant as to the Premises and the leasehold~
(ii) the dates to which the Base Rent, additional rent and other charges arising hereunder have been paid, (iii) the amount of any prepaid rents or credits due to Tenant, if any; and (iv) that if applicable, Tenant has entered into occupancy of the Premises; (v) the date on which the Term shall have commenced and the corresponding expiration date; and (b) stating, to the best knowledge of Landlord, whether or not all conditions under the Lease to be performed by Tenant prior the date of such certificate have been satisfied and whether or not Tenant is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying, if any, each such unsatisfied condition and each such default; and

(C) stating any other fact or certifying any other condition reasonably requested by Tenant.

     18. Subordination.
         -------------

         (a) This Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust, heretofore or hereafter placed by Landlord upon any or all of the Premises or the Building, the Land, the Property, or any interest therein and of all renewals, modifications, consolidations, replacements and extensions thereof (all of which are hereinafter referred to collectively as a "Mortgage"), all automatically and without the necessity of any further act on the part of Tenant to effectuate such subordination. Tenant shall, at the request of the holder of a Mortgage (the "Mortgagee"), upon foreclosure thereof attorn to the Mortgagee. Tenant shall also execute, enseal, acknowledge and deliver, within 15 days after Tenant's receipt of demand from Landlord or the Mortgagee such further instrument or instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the lien of the Mortgage, and such further instrument or instruments of attornment, as shall be desired by the Mortgagee. In the event that Tenant shall fail to complete, execute and deliver any such instrument within ten
(10) days after Landlord's request therefor, in addition to committing a default hereunder, Tenant shall be deemed to have irrevocably appoint Landlord or Beneficiary (if Landlord is a trustee of a land trust) as Tenant's attorney-in-fact to execute and deliver any such instrument or instruments in Tenant's name. Notwithstanding the foregoing, Tenant's rights hereunder shall not be subordinate to any current Mortgagee unless such Mortgagee agrees not to disturb Tenant's possession of the Premises so long as there is no Default hereunder; and with respect to any future Mortgagee, Tenant's rights hereunder shall not be subordinate to such Mortgagee's rights unless such Mortgagee delivers to Tenant such Mortgagee's standard form of subordination, non-disturbance and attornment agreement.

         (b) Anything contained in the foregoing provisions of this Paragraph to the contrary notwithstanding, any Mortgagee may at any time subordinate its Mortgage to this Lease, without the necessity of obtaining Tenant's consent, by giving notice of the same in writing to Tenant, and thereupon this Lease shall be deemed to be prior to such mortgage without regard to their respective dates of execution, delivery or recordation and/or the date of commencement of Tenant's possession, and in that event the Mortgagee shall have the same rights with respect to this Lease as though this Lease shall have been executed, delivered and recorded prior to the execution and delivery of the Mortgage.

         (c) If Landlord is or becomes lessee of premises of which the Premises are a part, Tenant agrees that, automatically and without the necessity of any further act, Tenant's possession shall be as a subtenant and shall be subordinate to the interest of Landlord's lessor, its heirs, personal representatives, successors and assigns (which lessor, its heirs, personal representatives, successors and assigns, or any of them, is hereinafter called "Paramount Lessor"), but notwithstanding the foregoing, if Landlord's tenancy shall terminate by expiration, by forfeiture or otherwise, then Tenant hereby agrees, upon request of Paramount Lessor, to attorn to Paramount Lessor, and to recognize such lessor as Tenant's landlord for the balance of the term of this Lease and any extensions or renewals hereof. Tenant shall execute, enseal, acknowledge and deliver, upon demand by Landlord or Paramount Lessor, such further instrument or instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the interest of such lessor, and such further instrument or instruments of attornment, as shall be prescribed by the Paramount Lessor.

          (d) It is further agreed that if any Mortgage shall be foreclosed, or if the lease of the Paramount Lessor be terminated, (A) the Mortgagee, or Paramount Lessor, or such subsequent owner, as the case may be, and their respective successors or assigns that succeed to the interest of the Landlord in the Building or the Land, or acquires the right to possession of the Property, or any portion thereof, shall not be (1) liable for any act or omission of the party named above as the Landlord under this Lease; (2) liable for the performance of Landlord's covenants pursuant to the provisions of this Lease which arise and accrue prior to such entity succeeding to the interest of Landlord under this Lease or acquiring such right to possession; (3) subject to any offsets or defenses which Tenant may have at any time against Landlord; and (4) bound by any rent which Tenant may have paid previously for more than one month; and (B) upon request of the Mortgagee, if the Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage. The provisions of Section 18(d)(A) shall not be applicable or have any force or effect until the first (lst) day of the tenth (10th) month of the Term.

    19. Certain Rights Reserved By Landlord. Landlord shall have the
        -----------------------------------
following rights (which shall in all material respects and to the extent reasonably possible, be exercised uniformly against all tenants in the Building), each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim:

    (a) To change the Building's name or street address; provided Landlord gives Tenant sixty (60) days prior notice of such change.

    (b) To install, affix and maintain any and all signs on the exterior and on the interior of the Building; provided that such signs do not materially interfere with the view from the Premises.

     (c) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise (including alterations in the configuration of the common area), in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities.

    (d) To furnish door keys for the entry door(s) in the Premises at the commencement of the Lease and to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord or Landlord's designee, additional duplicate keys as required, to change no locks, and to affix no locks on doors without the prior written consent of the Landlord. Upon the expiration of the Term or of Lessee's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

    (e) To designate and approve all window coverings used in the Building.

    (f) To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the live load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord.

Tenant's movements of property into or out of the Building or Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building or Premises.

    (g) To establish controls for the purpose of regulating all property and packages, both personal and otherwise, to be moved into or out of the Building and Premises and all persons using the Building after normal office hours.

    (h) To regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of receiving areas and freight elevators.

    (i) To show the Premises to (A) prospective lenders, purchasers and investors at reasonable hours at all times during the term and (B) prospective tenants, at reasonable hours during the last nine (9) months of the Term and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy.

    (j) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations.

    (k) To enter the Premises at any reasonable time to inspect the Premises.

    (1) To grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building. If Landlord elects to make available to tenants in the Building any services or supplies, or arranges a master contract therefor, Tenant agrees to obtain its requirements, if any, therefore from Landlord or under any such contact, provided that the charges therefor are reasonable.

    (m) To prescribe the location and style of the suite number and identification sign or lettering for the Premises.

    (n) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Paragraph 5 hereof.

    (o) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise in accordance with Building security controls, and to establish their right to enter or leave in accordance with Exhibit C attached to this Lease.

    20. Rules and Regulations. Tenant shall, and shall cause all of its
        ---------------------
subtenants and occupants, its and their agents, employees, invitees and licensees to, observe faithfully, and comply strictly with, the rules and regulations attached to this Lease as Exhibit "C" (the "Rules"), as they may be supplemented and revised by Landlord from time to time, and such other rules and regulations promulgated from time to time by Landlord, as in the Landlord's judgment may be desirable for the safety, care and cleanliness of the Building and the Premises, or for the preservation of good order therein. Landlord shall not be liable to Tenant for violation of such rules and regulations by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees or licensees, nor shall any such violation or failure constitute, or be treated as contributing to, an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of any rent under this Lease. The Rules shall, to the extent reasonably possible, in all material respects be uniformly enforced against all tenants in the Building.

    21. Landlord's Remedies. (a) The occurrence of any one or more of the
        -------------------
following events shall constitute a "Default" by Tenant, which if not cured within any applicable time permitted for cure below, shall give rise to Landlord's remedies set forth in Paragraph (b), below: (i) failure by Tenant to make when due any payment of rent, unless such failure is cured within five (5) days after notice; provided, however, that once Landlord has given Tenant two (2) such notices during any twelve (12)-month period, Landlord shall not be required to give further written notice, and thereafter the failure or refusal by Tenant to timely make any payment of rent when due within the following twelve (12) months shall be a Default without further notice; (ii) failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant other than the payment of rent, or as provided below, unless such failure is cured within thirty (30) days after notice, or such shorter period expressly provided elsewhere in this Lease (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iii) failure by Tenant to immediately remove any hazardous condition which Tenant has created or permitted; (iv) failure by Tenant to comply with the

Rules, unless such failure is cured within five (5) days after notice (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (v) vacation of all or a substantial portion of the Premises for more than forty-five (45) consecutive days, or the failure to take possession of the Premises within sixty (60) days after the Commencement Date; (vi) (a) making by Tenant or any guarantor of this Lease ("Guarantor") if any, of any general assignment for the benefit of creditors; (b) filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within sixty (60) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, (e) Tenant's or any Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or (f) Tenant's or any Guarantor's insolvency or admission of an inability to pay its debts as they mature; (vii) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering this Lease or in connection with any assignment or sub-letting under Paragraph 15; (viii) cancellation of any guaranty of this Lease by any Guarantor; or (ix) failure by Tenant to cure within any applicable time permitted thereunder any default under any other lease for space at the Property or any other buildings owned or managed by Landlord or its affiliates, now or hereafter entered by Tenant (and any Default hereunder not cured within the times permitted for cure herein shall, at Landlord's election, constitute a default under any such other lease or leases). Failure by Tenant to comply with the same term or condition of this Lease on three occasions during any twelve month period shall cause any failure to comply with such term or condition during the succeeding twelve month period, at Landlord's option, to constitute an incurable Default, if Landlord has given Tenant notice of each such failure within ten (10) days after each such failure occurs. The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law.

    (b) If a Default occurs and is not cured within any applicable time permitted under Paragraph (a), Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any law or, other provisions of this Lease:

    (i) Landlord may terminate this Lease, in which event the Term of this Lease shall end, and repossess the Premises by detainer suit, summary proceedings or other lawful means, and recover from Tenant all the fixed dollar amounts of rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing or unpaid, and all costs and expenses, including without limitation court costs and reasonable attorney's fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and, in addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty (i) the unamortized cost (assuming level amortization at 10% interest over the Term) Of leasehold improvements, additions, and alterations, if any, made by or paid for by Landlord and/or construction allowance made pursuant to this Lease and the Work Letter, (ii) the aggregate sum which at the time of such termination represents the excess, if any, of the present value on the aggregate rents at the same annual rate for the remainder of the Term pursuant to the applicable provisions of Paragraph 2 and Paragraph 3 of this Lease, over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term (taking into account any period required to re-lease the Premises and prepare the Premises for occupancy for a new tenant), such present value to be computed in each case on the basis of a six percent (6%) per annum discount from the respective dates upon which such rentals would have been payable hereunder had this Lease not been terminated, and (iii) any damages in addition thereto, including the costs of re-letting (as defined below), reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this lease other than for the payment of rent. For purposes of computing such damages, Tenant's Proportionate Share of Taxes and Operating Expenses shall be projected, based upon the average rate of increase, if any in such items from the Commencement Date through the time of termination.

    (ii) If applicable law permits, Landlord may terminate Tenant's right of possession and repossess the Premises by detainer suit, summary proceedings or other lawful means, without terminating this Lease (and if such Law permits, and Landlord shall not have expressly terminated the Lease in writing, any termination shall be deemed a termination of Tenant's right of possession only). In such event, Landlord may recover: (a) any unpaid rent as of the date possession is terminated, including interest at the Default Rate, (b) any unpaid rent which accrues during the Term from the date possession is terminated through the time of award (or which may have accrued from the time of any earlier award obtained by Landlord through the time of award), including interest at the Default Rate, less any Net Re-Letting Proceeds (as defined in Paragraph (g) received by Landlord during such period, and less such loss of rent that Tenant proves could have been reasonably avoided, and (c) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease, including without limitation, all Costs of Reletting (as defined in Paragraph (g)). Landlord may bring suits for such amounts or portions thereof, at any time or times as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore reduced to judgment.

    (iii) Remove from the Premises any furniture, fixtures, equipment or personal property of Tenant, without liability for trespass or conversion, and store such items either in the Building or elsewhere at the sole cost of Tenant and without liability to Landlord. Any of such furniture, fixtures, equipment and personal property not claimed within thirty (30) days from the date of removal shall be deemed abandoned.

    (c) If Landlord terminates this Lease or Tenant's right to possession, Landlord shall use reasonable efforts to mitigate Landlord's damages, and Tenant shall be entitled to submit proof of such failure to mitigate as a defense to Landlord's claims hereunder, if mitigation of damages by Landlord is required by applicable Law. Landlord shall not unreasonably withhold its consent to any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Landlord shall not be deemed to have unreasonably withheld its consent to any proposed replacement tenant if Landlord's consent is withheld because (1) the Premises, including the means of ingress and egress thereto and the proposed use of the Premises will violate any city, state or federal law, ordinance or regulation, including, without limitation, any applicable building code or zoning ordinance; (2) the proposed use of the Premises does not conform with the use permitted under Section 5 of this Lease; (3) in the reasonable judgment of Landlord, the proposed replacement tenant does not have a tangible net worth sufficient to comply with or perform all of the obligations of Tenant under this Lease; (4) the proposed replacement tenant is of a character or is engaged in a business which would be detrimental to the reputation of the Building; (5) the proposed replacement tenant is a governmental agency; (6) the proposed use of the Premises is in conflict with any exclusive use rights of an other tenant in the Building; or (7) the proposed replacement tenant is a tenant in the Building; provided, however, that the foregoing are examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for withholding consent. Landlord may give priority over leasing the Premises to any other space Landlord desires to lease in the Building and shall not be required in any case to offer rent, length of term or other term for the Premises which are or would be less favorable to Landlord than being offered for comparable space of Landlord in the Building. If Landlord has not terminated this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate, and may permit the Premises to remain vacant or abandoned; in such case, Tenant may seek to mitigate damages by attempting to sublease the Premises or assign this Lease (subject to Paragraph 15).

    (d) Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Paragraph (b), above or any Law or other provision of this Lease), without prior demand or notice except as required by applicable law: (i) to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof, and (ii) to sue for and collect any unpaid rent which has accrued. Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable law, in the event of any Default by Tenant not cured within any applicable time for cure hereunder, Landlord may terminate this Lease or Tenant's right to possession and accelerate and declare that all rent reserved for the remainder of the Term shall be immediately due and payable (in which event, Tenant's Proportionate Share of Taxes and Operating Expenses for the remainder of the Term shall be projected based upon the average rate of increase, if any, in such items from the Commencement Date through the date of such declarations) provided, Landlord shall, after receiving payment of the same from Tenant, be obligated to turn over to Tenant any actual Net Re-Letting Proceeds thereafter received during the remainder of the Term, up to the amount so received from Tenant pursuant to this provision.

    (e) Tenant expressly waives, except as required by applicable law, the service of any notice of intention to terminate this Lease or to reenter the Premises and waives the service of any demand for payment of rent or for possession and waives the service of any and every other notice or demand prescribed by any ordinance, statute or other law (except as expressly otherwise provided in this Lease) and agrees that the breach of any covenants or agreements provided in this Lease shall, in and of itself, without the service of any notice or demand whatever (except as expressly otherwise provided in this Lease), constitute a forcible detained by Tenant of the Premisses.

    (f) Tenant shall pay, as additional rent, a service charge of Two Hundred Dollars ($200.00) for bookkeeping and administrative expenses, if rent is not received within five (5), days after its due date. In addition any rent paid more than five (5) business days after due shall accrue interest from the due date at an annual rate equal to two percent in excess of the rate of interest announced from time to time by the First National Bank of Chicago (or by any other bank selected by Landlord), as its prime, reference or corporate base rate, changing as and when said rate changes as announced by such bank, or the highest rate permitted by law, whichever is less, until payment is received by Landlord.
Landlord's acceptance of such service charge and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of rent.

    (g) "Net Re-Letting Proceeds" shall mean the total amount of rent and other consideration paid by any Replacement Tenants, less all Costs of Re-Letting, during a given period of time. "Costs of Re-Letting" shall include without limitation, all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Premises, brokerage commissions, advertising costs, attorneys' fees, any customary free rent periods or credits, tenant improvement allowances, take-over lease obligations and other customary, necessary or appropriate economic incentives required to enter leases with Replacement Tenants, and costs of collecting rent from Replacement Tenants. "Replacement Tenants" shall mean any persons to whom Landlord relets the Premises or any portion thereof pursuant to this Paragraph.

     (h) No re-entry or repossession, repairs, changes, alterations and additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or

Tenant's right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord or its agent to Tenant. To the fullest extent permitted by Law, all rent and other consideration paid by any Replacement Tenants shall be applied: first, to the Costs of Re-Letting, second, to the payment of any rent theretofore accrued, and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due (with any remaining residue to be retained by Landlord). Rent shall be paid without any prior demand or notice therefor (except as expressly provided herein) and without any deduction, set-off or counterclaim, or relief from any valuation or appraisement laws. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant hereunder not cured within the times permitted hereunder. The times set forth herein for the curing of Defaults by Tenant are of the essence of this Lease. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

     (i) If Landlord shall fail:

         (i) to make payment of any sum required to be paid by Landlord under this Lease and such failure shall continue for ten (10) days after written notice from Tenant to Landlord; or

         (ii) to observe or perform any material covenant, agreement or obligation to be performed by Landlord under this Lease relating to Landlord's repairs and Landlord's services and if such failure cannot be cured, or, if curable, shall continue for more than thirty (30) days after notice thereof from Tenant to Landlord (unless such failure requires work to be performed, acts to be done, or conditions to be removed, that, by their nature, cannot be reasonably performed, done or removed, as the case may be, within such period, in which event, if Landlord shall have commenced correcting the same within such period and shall have diligently prosecuted such cure, or correction, such thirty (30) day period shall be extended by such additional time period as may be required for Landlord to cure or correct such failure), then Tenant shall have and may exercise such rights and remedies to which it may be entitled at law or in equity upon such default of Landlord, including the right to offset against Rent as set forth in the following paragraph.

    Upon the occurrence of any default by Landlord as set forth in the previous paragraph, and the expiration of all applicable grace and cure periods with respect to such default, Tenant shall upon prior notice to Landlord, be permitted to undertake the cure of such default. Upon the entry of a judgment or decree (with all rights of appeal having been waived or having expired) ("Final Judgment") by a court of competent jurisdiction finding that Landlord has breached its obligations under this Lease, Tenant shall be entitled to set-off against Rent payable to Landlord hereunder all reasonable sums paid by Tenant or due from Landlord by reason of such adjudicated default, including reasonable attorney's fees and court costs incurred by Tenant in securing such judgment, and interest on said judgment from the date such costs were incurred.

    22. Expenses of Enforcement. The losing party shall pay upon demand all
        -----------------------
of the prevailing party's costs, charges and expenses including the fees and out-of-pocket expenses of counsel, agents and others retained by the prevailing party, incurred in enforcing the losing party's obligations hereunder. Each party shall pay all of such costs and expenses incurred by the other party in any litigation, negotiation or transaction in which the one party causes the other party, without fault of the other party, to become involved or concerned.

    23. Covenant of Quiet Enjoyment. Landlord covenants that Tenant, on
        ---------------------------
paying the rent, charges for services and other payments herein reserved or required and on keeping, observing and performing all the other material terms, covenants, conditions, provisions and agreements herein contained on the part of the Tenant to be kept, observed and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof.

    24. Security Deposit. Tenant hereby deposits with Landlord the sum of
        ----------------
$15,053.64, (hereinafter referred to as "Collateral"), as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. No interest shall be paid to Tenant on the Collateral, and Landlord shall have the right to commingle the Collateral with Landlord's other funds.

    If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the

Collateral for the payment of (a) any rent or other sums of money which Tenant may not have paid when due, (b) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, and/or (c) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in Paragraph 21. The use, application or retention of the Collateral, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Collateral) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Collateral is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten days after the written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the Collateral to its original amount.

    If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Collateral, or any balance thereof, shall be returned to Tenant without interest after the expiration of the Term or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Collateral, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Collateral. In such event, upon the return of the Collateral, or the remaining balance thereof to the original Tenant, Landlord shall be completely relieved of liability under this Paragraph 24 or otherwise with respect to the Collateral.

    Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Land and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Collateral to the transferee or mortgagee. Upon written acknowledgement of transferee's or mortgagee's receipt of such Collateral, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Collateral and Tenant shall look solely to such transferee or mortgagee for the return of the Collateral.

    The Collateral shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

    25. Real Estate Broker. Tenant represents that Tenant has dealt with
        ------------------
(and only with) MRG Unlimited, Inc. and Amerimar Adams Management Company, Inc. as broker in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims, for a commission or other compensation in connection with this Lease, made by any broker or finder other than the broker named above who claims to have dealt with or communicated to Tenant in connection with this Lease, provided that Landlord has not in fact retained such broker or finder.

     26. Miscellaneous.
         -------------

         (a) Rights Cumulative.   All rights and remedies of Landlord
             -----------------
under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law, in equity or otherwise.

         (b) Captions and Usage.   The titles appearing in connection with
             ------------------
the various sections and paragraphs of this lease are for convenience only; they are not intended to indicate all of the subject matter in the text and they are not to be used in interpreting this Lease nor for any other purpose in the event of any controversy. As used herein (i) the term "person" shall be deemed to include a natural person, a trustee, a corporation, a joint venture, a partnership, a limited liability company, a governmental unit and any other form of legal entity; (ii) all usages in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well; the use of any gender includes all genders.

         (c) Binding Effect.   Each of the provisions of this Lease shall
             --------------
extend to and shall, as the case may require, bind or inure to the benefit not only of the Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Paragraph 15 hereof.

         (d) Lease Contains All Terms.  All of the representations
             ------------------------
and obligations of Landlord and Tenant are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord or Tenant unless in writing signed by Landlord and Tenant or by a duly authorized agent of Landlord or Tenant empowered by a written authority signed by Landlord or Tenant.

         (e) Delivery for Examination. Submission of the form of the Lease
             ------------------------
for examination shall not bind Landlord in any manner, and no Lease or obligations of the Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Manager, or the leasing agent of the Building shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be revoked for seven (7) business days after such delivery.

         (f) No Air Rights. No rights to any view or to light or air over
             -------------
any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

         (g) Modification of Lease.  If any prospective Mortgagee or
             ---------------------
Paramount Lessor requires that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise change materially the rights or obligations of Tenant hereunder, Tenant shall, within ten (10) days following Landlord's request, execute and deliver appropriate instruments effecting such modifications. Tenant's failure to complete, execute and deliver any such modifications within ten (10) days after Landlord's request therefor shall be deemed a material default under Paragraph 21 hereof, or, at Landlord's sole option, Tenant shall be deemed to have irrevocably appointed Landlord or Beneficiary (if Landlord is a trustee of a land trust) as Tenant's attorney-in-fact to execute and deliver such modifications in Tenant's name.

          (h) Substitution of Other Premises.
              ------------------------------

              (i) At any time hereafter, Landlord shall have the right to substitute for the Premises then being leased or to be leased hereunder (the "Existing Premises") other premises within the Building (the "New Premises") provided that the New Premises shall be of at least the same size and substantially the same view and shall either have substantially the same perimeter configuration or a perimeter configuration substantially as usable for the purposes for which the Existing Premises were being used by Tenant or, if possession of the Existing Premises had not yet been received by Tenant, then for the purposes for which the Existing Premises were to be used by Tenant. In addition, the New Premises shall not be below the sixth (6th) floor of the Building and there shall be space adjacent to the New Premises substantially similar to the First Offer Space (as defined in Section 31 below), unless Tenant's rights under Section 31 have theretofore expired or been exercised in accordance with the terms of Section 31. Base Rent shall be adjusted to reflect the actual size of the New Premises. Landlord shall make provisions, as part of any such substitution, that Tenant shall, for a reasonable period of time (not to exceed five (5) business days), have an operating computer room in both the Existing Premises and the New Premises.

              (ii) If Tenant shall not have received possession of the Existing Premises, then, as of the date Landlord gives notice of a substitution, such substitution shall be effective, the New Premises shall be the Premises hereunder and the Existing Premises shall cease to be the Premises hereunder.

              (iii) The provisions of this subparagraph (iii) shall apply if Tenant shall have already received possession of the Existing Premises as of the date Landlord gives notice of substitution. Tenant shall vacate and surrender the Existing Premises on or before the date (the "Relocation Date") which is the later of (i) the thirtieth (30th) day after the date that Landlord gives Tenant written notice of Landlord's intent to substitute the New Premises for the Existing Premises, and (ii) the fifteenth (15th) day after Landlord gives Tenant written notice that the New Premises have been substantially completed so that they conform to the requirements of subparagraph (i) above. As of the Relocation Date, the New Premises shall be deemed to be the Premises leased under this Lease and the Existing Premises shall cease to be the "Premises" leased under this Lease. At such time as Tenant vacates the Existing Premises and relocates to the New Premises, and provided Tenant is not in default under the Lease, Landlord shall (a) pay the actual and reasonable out-of-pocket expenses of Tenant's moving of its property from the Existing Premises to the New Premises, and (b) promptly reimburse Tenant for its actual and reasonable out-of-pocket costs in connection with the relocation of any telephone or other communications equipment from the Existing Premises to the New Premises. However, instead of only paying the expenses of Tenant's moving of its property, Landlord may elect to either move Tenant's property or provide personnel to do so under Tenant's direction, in which event such move may not be made except during evenings, weekends or holidays, so as to incur the least inconvenience to Tenant.

              (iv) Tenant shall not be entitled to any compensation for any inconvenience or interference with Tenant's business, nor to any abatement or reduction in rent, nor shall Tenant's obligations under this Lease be otherwise affected, as a result of the substitution except as otherwise provided in this subparagraph (h). Tenant agrees to cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligations under this subparagraph (h). Without limiting the generality of the preceding sentence, Tenant agrees to provide to Landlord promptly such approvals, instructions, plans, specifications or other information, as may be reasonably requested by Landlord.

              (i) Transfer of Landlord's Interest. Notwithstanding anything
                  -------------------------------
contained herein to the contrary, Tenant agrees that neither Landlord nor any partner in Landlord or Beneficiary, as the case may be, nor any other person having any interest, direct or indirect, immediate or more removed than immediate, in Landlord or Beneficiary, as the case may be, shall have any personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the Land and the Building for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of other judicial process requiring the payment or expenditure of money by Landlord, subject, however, to the prior rights of any Mortgagee, and no other assets of Landlord and Beneficiary (if Landlord is a trustee of a land trust) or its partners, or of any other aforesaid person having an interest in Landlord or Beneficiary, as the case may be, shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims. Without limitation of the foregoing, upon each transfer of the Land and the Building and the landlord's interest in this Lease, the transferor shall automatically be released from all liability under this Lease provided the transferee assumes all of Landlord's obligations under the Lease. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that, subject to the other provisions of this Section, Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

              (j) Prohibition Against Recording. Neither this Lease, nor
                  -----------------------------
any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

              (k) Covenants and Conditions. All of the covenants of Tenant
                  ------------------------
hereunder shall be deemed and construed to also be "conditions", if Landlord so elects, as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

              (1) RelationshiP Of Parties. Nothing contained in this Lease
                  -----------------------
shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

              (m) Application of Payments. Landlord shall have the right to
                  -----------------------
apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord in its sole discretion, may elect.

              (n) Partial Invalidity. If any term, provision or condition
                  ------------------
contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease (or the application of such term, provision or condition to persons or circumstances other than those in respect of which it is invalid or unenforceable) shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

              (O) WAIVER OF TRIAL BY JURY.  LANDLORD AND TENANT HEREBY
                  -----------------------
DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE IN ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY. IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NON-PAYMENT OF RENT, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING.

              (p) Tenant's Authority. Tenant hereby represents that Tenant
                  ------------------
is a corporation, duly organized pursuant to the laws of the State of Delaware, and is authorized to conduct business in the State of Illinois. Upon the execution of this Lease, Tenant shall furnish Landlord with a certified copy of resolutions, certified by Tenant's secretary as being a true and correct copy of such resolution. The persons executing this Lease on behalf of Tenant further represent and warrant that they are duly authorized to do so, and that they occupy the positions with Tenant as delineated on the signature page(s) of this Lease.

    27. Notices. All notices to be given under this Lease shall be in
        -------
writing and delivered personally or deposited in the United States mail, certified or registered mail with return receipt requested, postage prepaid, addressed as follows:

          If to Landlord:

          c/o Amerimar Adams Management Company, Inc.
          200 West Adams Street, Suite 1201
          Chicago, Illinois 60606
          Attention: General Manager

          with a copy to:

          Levenfeld, Eisenberg, Janger &
          Glassberg
          33 West Monroe, 21st Floor
          Chicago, Illinois 60603
          Attention: Abraham Trieger, Esq.

or to such other person or such other address designated by notice sent by Landlord or Tenant.

          If to Tenant:

          At the address set forth at the
          beginning of this Lease,

          with a copy to:

          Gary D. Cowen, Esq.
          Bronson & Kahn
          300 W. Washington St., Suite 1600
          Chicago, Illinois 60606

And after occupancy of the Premises by Tenant, at the Premises, or to such other address as is designated by Tenant in a notice to Landlord.

Notice by mail shall be deemed to have been given when deposited in the United States mail as aforesaid. Notice from the building or property manger shall be deemed to be notice from Landlord. If Tenant vacates the Premises, then notices may be served on the Tenant's registered agent, or if there be no agent, then notices may be by publication.

    28. Hazardous Materials.  (a) Tenant shall not transport, use, store,
        -------------------
maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Property, nor permit Tenant's employees, agents, contractors, and other occupants of the Premises to engage in such activities upon or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Premises under Paragraph 5); provided that such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable law and the manufacturers' instructions thereto, and any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease.

    (b) Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Material, (iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by law to give a notice to any governmental regulatory authority respecting any Hazardous Materials on the Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor, written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

    (c) If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Property in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable laws clean up and remove the Hazardous Material from the Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Paragraph within five (5) days after written notice by Landlord, or such shorter time as may be required by law or in order to minimize any hazard to persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable law).

    (d) Landlord hereby represents to Tenant that, as of the date of this Lease, to the best of its knowledge:

        (i) no Hazardous Material has been installed, incorporated, spilled, leaked, pumped, poured, emitted, emptied, discharged, injected, dumped or disposed in, on, upon or into the Premises or the Building;

        (ii) no underground storage tanks, either active or abandoned, are beneath the Premises or the Building; and

        (iii) no investigation, administrative order, settlement, consent order or agreement, or litigation with respect to Hazardous Material is proposed, threatened, anticipated or in existence with respect to the Premises or the Building. No notice, demand, claim, citation, complaint, summons, request for information or other communication has been received by Landlord from any governmental body claiming any violation of any Hazardous Material Laws or any administrative or court order.

    Landlord will not, and will not knowingly permit any of its tenants to use the Building, or any portion thereof, for the manufacturing, treatment, storage or disposal of Hazardous Material.

    Landlord shall at all times and at its own expense (and not as an Operating Expense) comply with all federal, state and local environmental protection laws, rules, regulations, or ordinances, including, without limitation, Hazardous Material laws and administrative and court orders relating to Hazardous Material in effect as of the date of this Lease.
In the event that the Premises or the Building or any part thereof is determined to be in violation of any Hazardous Material laws after the Commencement Date, and such determination addresses a condition or the presence (or absence) of a substance or substances, which at the Commencement Date was not a violation of Hazardous Material laws, Landlord shall undertake to comply with such Hazardous Material laws and administrative and court orders relating to Hazardous Material. The cost of said compliance shall be deemed an Operating Expense, subject to the other provisions of this Lease relating to same.

    29. ADA. The parties acknowledge that the Americans With Disabilities
        ---
Act of 1990 (42 U.S.C. Sec.12101 et seq.) and regulations and guidelines promulgated thereunder, as amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements under Title III of the ADA ("Title III") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the Premises and the Building. The parties acknowledge and agree that Tenant has been provided an opportunity to inspect the Premises sufficient to determine whether or not the Premises in their condition as of the date hereof deviate in any manner from the ADA Accessibility Guidelines ("ADAAG") or any other requirements under the ADA pertaining to the accessibility of the Premises or the Building. Tenant further acknowledges and agrees that except as may otherwise be specifically provided herein, Tenant accepts the Premises and the Building in "as-is" condition and agrees that Landlord makes no representation or warranty as to whether the Premises or the Building conform to the requirements of the ADAAG or any other requirements under the ADA pertaining to the accessibility of the Premises or the Building. Tenant has prepared or reviewed the plans and specifications for the Work and has independently determined that such plans and specifications are in conformance with the ADAAG and any other requirements of the ADA. Tenant further acknowledges and agrees that to the extent that Landlord prepared, reviewed or approved any of those plans and specifications, such action shall in no event be deemed any representation or warranty that the same



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comply with any requirements of the ADA. Notwithstanding anything to the contrary in this Lease, the parties hereby agree to allocate responsibility for Title III compliance as follows: (a) Tenant shall be responsible for all Title III compliance and costs in connection with the Premises, including structural work, if any, and including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, and (b) Landlord shall perform, and Tenant shall be responsible for the cost of, any so-called Title III "path of travel" requirements triggered by any construction activities or alterations in the Premises. Except as set forth above with respect to Landlord's Title III obligations, Tenant shall be solely responsible for all other requirements under the ADA relating to the Tenant or any affiliates or persons or entities related to the Tenant (collectively, "Affiliates"), operations of the Tenant or Affiliates, or the Premises, including, without limitation, requirements under Title I of the ADA pertaining to Tenant's employees.

    30. Early Termination. Provided no Default exists hereunder and no
        -----------------
event or circumstance exists which, but for the giving of notice or passage of time or both would constitute a default, Tenant shall have the right to terminate this Lease, such termination to be effective, at the election of Tenant, either as of March 31, 1999 or March 31, 2000 (as elected by Tenant, the "Effective Date"), upon compliance with all of the following conditions and provisions:

    (a) Not later than October 1, 1998 (with respect to an Effective Date of March 31, 1999) or October 1, 1999 (with respect to an Effective Date of March 31, 2000) Tenant shall, by written notice to Landlord (the
"Termination Notice"), advise Landlord of Tenant's desire to terminate this Lease and the intended Effective Date; and

    (b) The Termination Notice shall be accompanied by a non-refundable termination fee (the "Termination Fee") payable by Tenant to Landlord in an amount equal to (i) $150,100.00, if the Effective Date is to be March 31, 1999 or (ii) $85,800.00 if the Effective Date is to be March 31, 2000. The Termination Notice shall not be effective or binding on Landlord unless (x) delivered in accordance with this Section 30 (the parties hereby acknowledging that time is of the essence) and (y) Tenant complies with all of the terms, conditions and provisions of this Lease through and including the Effective Date. Once given, the Termination Notice may not be rescinded by Tenant and the Termination Fee shall not for any reason be refundable to Tenant.



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



    31. Right of First Offer. Landlord grants to Tenant the option to
        --------------------
lease, during the First Offer Period (as hereinafter defined) upon the terms and conditions hereinafter set forth, approximately 3,750 square feet of rentable area adjacent to the Premises and depicted on Exhibit A attached hereto (the "First Offer Space"). Prior to Landlord's leasing any portion of the First Offer Space, Landlord shall give Tenant a written notice (the "Offer Notice") setting forth the terms upon which Landlord is willing to lease to Tenant such portion of the First Offer Space.

    Tenant's right to lease such portion of the First Offer Space on the terms described in the Offer Notice shall be exercisable by written notice (the "Acceptance Notice") from Tenant to Landlord given not later than seven (7) days after the Offer Notice is delivered, time being of the essence. If such right is not so exercised, Tenant's right of first offer shall thereupon terminate as to such portion of the First Offer Space described in the Offer Notice. Tenant may not elect to lease less than the entire area of the First Offer Space described in the Offer Notice.

    Tenant may only exercise its right to lease First Offer Space, and an exercise thereof shall only be effective, if this Lease is in full force and effect and no Default exists hereunder. No sublessee or assignee shall be entitled to exercise any right hereunder and no exercise of any right hereunder by the original Tenant named herein shall be effective in the event said Tenant assigns this Lease or subleases all or part of the Premises.

    If Tenant has validly exercised its right to lease First Offer Space, then such portion of the First Offer Space shall be included in the Premises, subject to all of the terms, conditions and provisions of this Lease, except that Tenant's Proportionate Share of Taxes and Tenant's Proportionate Share of Operating Expenses owed on account of such First Offer Space for the calendar year in which the First Offer Commencement Date occurs shall be prorated based on that portion of the calendar year which falls on and after the First Offer Space Commencement Date.

    32. Option to Renew.  Tenant shall have the right, to be exercised as
        ---------------
provided below, to extend the term of this Lease for one (1) additional period of five (5) years, upon satisfaction of the following terms and conditions:

    (a) At the time of the exercise of such right and at the time the extension term begins, no Default shall exist hereunder and no event or circumstance shall exist which, but for the giving



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of notice or passage of time or both would constitute a Default hereunder;

    (b) This Lease shall not have been terminated during the initial term and shall be in full force and effect at the date of such exercise of the right to renew and at the date the renewal term begins;

    (c) Such extension shall not be effective as to any portions of the Premises that are subleased at any time between the date of exercise of such right and the date the extension term begins,except portions of the Premises sub-leases pursuant to Section 15(g) hereof; and

    (d) Such extension shall be upon the same terms, covenants, and conditions contained in this Lease except that the Base Rent for the extension term shall be equal to the then-current fair market base rental for the Premises, as determined by Landlord in its business judgment, which Landlord could obtain in an arm's-length transaction with a willing and informed tenant for a term equal to the extension period.

Tenant shall exercise its rights of extension granted hereby only in the following manner: at any time after the commencement of this Lease, but no later than six (6) months prior to the end of the term, Tenant shall notify Landlord in writing of its election to exercise the right to extend the term of this Lease pursuant to the rights granted by this Section 32. This notice of election shall be given in the manner in this Lease provided for the giving of notices to Landlord.

    33. Storage Space. Tenant shall have the right, subject to availability
        -------------
as of the date of its request, to lease up to 500 square feet of storage space in the Building. Annual rent for such storage space will be $1O.00 per square foot or such higher rate as Landlord may be charging to other tenants in the Building as of the date Tenant request such storage space.

                   [THE NEXT PAGE IS THE SIGNATURE PAGE]



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    IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound hereby, have executed this Agreement of Office Lease as of the day and year first above written.

TENANT:                            LANDLORD:

ADVANCED HEALTH CORPORATION, a     ADAMS FAMILY, L.L.C., a Delaware
Delaware corporation               limited liability company, as
                                   beneficiary of Cole Taylor Bank,
By: /s/ Jeffrey M. Sauerhoff       not personally but solely as
   ----------------------          Trustee under Trust Agreement
NAME: Jeffrey M. Sauerhoff         dated June 26, 1995 and known as
Title: Controller                  Trust No. 95-6300


                                   By:  Amerimar Adams Management Company,
                                        Inc., as Agent


                                        By:  /s/ Keith Barker
                                             ----------------
                                        Name:  Keith Barker
                                        Title: President



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